Exhibit 10.9

AMENDMENT TO TRANSACTION DOCUMENTS

This AMENDMENT TO TRANSACTION DOCUMENTS (this “Amendment”) is made as of the 12th day of November 2012, by and between UBL INTERACTIVE, INC. f/k/a NAME DYNAMICS, INC., a Delaware corporation with its principal place of business at 6701 Carmel Road, Suite 202, Charlotte, NC 28226 (the “Borrower”), ALPHA CAPITAL ANSTALT and WHALEHAVEN CAPITAL FUND LIMITED (each a “Lender” or collectively the “Lenders”).

WHEREAS, the Lenders and the Borrower previously entered into a Subscription Agreement dated as of January 27, 2012 (the “Purchase Agreement”), which provided for the issuance to each Lender of a Secured Convertible Promissory Note as set forth therein (the “Original Note” or collectively the “Original Notes”), and the parties have executed certain documents and instruments in connection therewith;

WHEREAS, the Borrower’s obligations under the Original Notes are secured pursuant to the Security Agreement (the “Security Agreement”), dated as of January 27, 2012, among the parties hereto and guaranteed by the Company’s Subsidiaries pursuant to the Subsidiary Guaranty dated as of January 26, 2012 (the “Guaranty”);

WHEREAS, the Lenders have agreed to extend the Maturity Date of the Original Notes to January 31, 2014; and

WHEREAS, each Lender has agreed to extend additional credit in the form of an additional Secured Convertible Promissory Note, in the principal amount of $102,500 or an aggregate of $205,000 (each the “New Note” or collectively the “New Notes”), in substantially the form attached hereto.

NOW, THEREFORE, in consideration of the foregoing and for the covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

SECTION ONE
DEFINITIONS; REPRESENTATIONS

Section 1.1           Terms Defined.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to such terms in the Purchase Agreement.

Section 1.2           Representations and Warranties of Borrower.  The Borrower and each of the Guarantors represent and warrant to each of the Lenders as follows:

(a)          Except as otherwise set forth herein or in the Schedules and Exhibits hereto, the representations and warranties of the Borrower and the Guarantors made in the Transaction Documents remain true, complete and accurate in all material respects, and the covenants of the Borrower and the Guarantors are hereby reaffirmed, as of the date hereof.

(b)          The Borrower and the Guarantors have each performed, in all material respects, all obligations to be performed by it to date under the Transaction Documents and no default or Event of Default exists thereunder or an event that with the passage of time or giving of notice or both, would constitute a default or an Event of Default.
(c)          The Borrower and each of the Guarantors is a corporation duly organized, qualified, and existing in good standing under the laws of the State of Delaware and has full power and authority to consummate the transactions contemplated hereby. Each of the Borrower and the Guarantors is duly qualified to do business in all states and other jurisdictions in which the character of the property owned by it or the nature of its activities causes such qualification to be necessary.

(d)          The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate actions of the Borrower and the Guarantors, are within the corporate power of Borrower and are not in contravention of law, the Borrower’s or the Guarantors’ Articles of Incorporation, By-laws or the terms of any other documents, agreements or undertakings to which the Borrower is a party or by which the Borrower or the Guarantor is bound.  No approval of any person, corporation, governmental body or other entity is a prerequisite to the execution, delivery and performance by the Borrower and the Guarantors of this Amendment to ensure the validity or enforceability hereof.

(e)          This Amendment will constitute the legally binding obligation of Borrower, and each of the Guarantors enforceable in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws now existing or hereafter enacted relating to or affecting the enforcement of creditors’ rights generally, and as enforceability may be subject to limitations based on general principles of equity (regardless of whether such enforceability is considered a proceeding in equity or at law).

SECTION TWO
ISSUANCE OF NOTE; AMENDMENTS

Each of the Lenders, the Borrower and the Guarantors has agreed to amend certain provisions of the Purchase Agreement and the other Transaction Documents as set forth herein.

Section 2.1          Extension of the Maturity Date. The Maturity Date of the Original Notes is hereby extended through January 31, 2014.

Section 2.2          Issuance of Note and Guaranty. The Borrower shall, on the date hereof, issue to each of the Lenders the New Note in substantially the form attached hereto as Exhibit 2.2.

Section 2.3          Warrant Issuance. In consideration of the Lenders entry into this Agreement and the extension of credit pursuant to the New Notes, the Borrower has agreed to issue to each of the Lender a Common Stock Purchase Warrant in substantially the form attached hereto as Exhibit 2.3 to acquire up to 307,500 shares of Common Stock at an initial exercise price of $0.15 on the terms set forth therein (the “Warrant”).

Section 2.4         References in Purchase Agreement. The parties hereto agree that (i) the term “Notes” in the Purchase Agreement shall be deemed to include within its meaning the New Notes, (ii) the term “Conversion Shares” in the Purchase Agreement shall be deemed to include within its meaning the shares of Common Stock issuable upon conversion of the New Notes, and (iii) the term “Transaction Documents” in the Purchase Agreement shall be deemed to include within its meaning the New Notes.

Section 2.5         The Guaranty. The Guarantors each hereby acknowledges and agrees that the “Obligations”, as defined in the Guaranty, include all obligations of the Borrower under the New Notes.

Section 2.6         References in the Original Note. The parties hereto agree that all references to the “Other Notes” in the Original Notes shall mean and include the New Notes.

Section 2.7         Security Documents. The Borrower intends that the obligations under the New Notes be secured by the collateral securing the obligations under the Original Note, including pursuant to the Security Agreement.  In connection therewith, the parties hereto agree that (i) the term “Notes” in the Security Agreement shall be deemed to include within its meaning the New Note, and (ii) the term “Obligations” in the Security Agreement shall be deemed to include within its meaning all obligations of the Borrower under the New Notes.

SECTION THREE
CLOSING CONDITIONS

Section 3.1           Closing Conditions. The obligations of the Lender hereunder are subject to fulfillment of the following conditions precedent:

(A)          Amendment Documents.  The Borrower and the Guarantors shall execute and deliver to each of the Lenders this Amendment and each of the documents to be executed by the Borrower and the Guarantors in connection with this Amendment, including the New Notes and the Warrants (the “Amendment Documents”).

(B)           Instruments.  All instruments and documents whose execution and delivery are required or contemplated by this Amendment and such other and further instruments and documents as the Lenders may reasonably require shall have been duly executed and delivered in form and in substance reasonably satisfactory to the Lenders, including the New Note.

Section 3.2           Funding.  Upon satisfaction of the conditions set forth in Section 3.1 above, the each Lender shall purchase the New Note for cash consideration of $102,500.  The closing hereunder shall take place at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Fl, New York, N.Y. 10006.

SECTION FOUR
MISCELLANEOUS

Section 4.1           Transaction Documents.  The Borrower shall deliver this Amendment, and all other Amendment Documents to the Lenders, and these documents shall be included in the term “Transaction Documents” in the Purchase Agreement.

Section 4.2            Future References.  All references to the Purchase Agreement and the other Transaction Documents shall hereinafter refer to such agreement as amended hereby.

Section 4.3            Continuing Effect.  The provisions of the Transaction Documents, as modified herein, shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.  The Lenders, each does not in any way waive the Borrower’s or the Guarantor’s obligations to comply with any of the provisions, covenants and terms of the Purchase Agreement and the other Transaction Documents, nor does the Lender waive any other right the Lender may have at law or in equity.

Section 4.4            General.  Borrower and Guarantors shall execute and deliver such additional documents and do such other acts as the Lenders may reasonably require to implement the intent of this Amendment fully.  This Amendment may be executed in several counterparts by the Borrower and each of the Lenders, each of which shall be deemed an original but all of which together shall constitute one and the same Amendment.  This Amendment shall be governed by the laws of the State of New York, without regards to the conflict of law provisions thereof.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Purchase Agreement to be executed as of the date first above written.

BORROWER:

UBL INTERACTIVE, INC.

By:	/s/ Doyal Bryant
Name:	Doyal Bryant
Title:	CEO

GUARANTORS:

UBL.ORG, INC.

By:	/s/ Chris Travers
Name:	Chris Travers
Title:	President

UBL EUROPE, LLC

By:	/s/ Chris Travers
Name:	Chris Travers
Title:	President

NAME DYNAMICS, INC.
a North Carolina company

By:	/s/ Chris Travers
Name:	Chris Travers
Title:	President

NAME DYNAMICS I, INC.

By:	/s/ Chris Travers
Name:	Chris Travers
Title:	President

NAME DYNAMICS, LLC

By:	/s/ Chris Travers
Name:	Chris Travers
Title:	President

LENDERS:

ALPHA CAPITAL ANSTALT

By:	/s/
Name:
Title:

WHALEHAVEN CAPITAL FUND LIMITED

By:	/s/
Name:
Title: